SYNOVUS®

Fourth Quarter 2010 Results

January 28, 2011

Forward-looking Statements

This slide presentation and certain of our other filings with the Securities and Exchange Commission contain statements that constitute "forward-looking statements" within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements through Synovus' use of words such as "believes," "anticipates," "expects," "may," "will," "assumes," "should," "predicts," "could," "should," "would," "intends," "targets," "estimates," "projects," "plans," "potential" and other similar words and expressions of the future or otherwise regarding the outlook for Synovus' future business and financial performance and/or the performance of the commercial banking industry and economy in general. These forward-looking statements include, among others, (1) our expectations on credit trends; (2) impact of our target deposit mix on our cost of funding; (3) expectations on cost savings from our recently announced efficiency and growth initiatives; and (4) the assumptions underlying our expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of Synovus to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, Synovus' management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this report. Many of these factors are beyond Synovus' ability to control or predict.

These forward-looking statements are based upon information presently known to Synovus' management and are inherently subjective, uncertain and subject to change due to any number of risks and uncertainties, including, without limitation, risks relating to execution of our efficiency initiatives and plans for growth and the risks and other factors set forth in Synovus' filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K/A for the year ended December 31, 2009 under the captions "Cautionary Notice Regarding Forward-Looking Statements" and "Risk Factors" and in Synovus' quarterly reports on Form 10-Q and current reports on Form 8-K, including Synovus' Current Report on Form 8-K filed on April 26, 2010. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. We do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law.

Use of Non-GAAP Financial Measures

This slide presentation contains certain non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles. Such non-GAAP financial measures include the following: pre-tax, pre-credit costs income; core deposits; net interest margin excluding negative impact of non-performing assets; fundamental non-interest expense; the ratio of pre-tax, pre-credit costs income to risk weighted assets, and the tangible common equity to tangible assets ratio. The most comparable GAAP measures to these measures are loss from continuing operations before income taxes; total deposits; net interest margin; total non-interest expense; and the ratio of total equity to total assets, respectively. Management uses these non-GAAP financial measures to assess the performance of Synovus' core business and the strength of its capital position. Synovus believes that these non-GAAP financial measures provide meaningful additional information about Synovus to assist investors in evaluating Synovus' operating results, financial strength and capitalization. The non-GAAP measures should be considered as additional views of the way our financial measures are affected by significant charges for credit costs and other factors. The tangible common equity ratio to tangible assets ratio and tangible common equity to risk-weighted assets ratio are used by management to assess the strength of our capital position. Core deposits are a measure used by management and investment analysts to evaluate organic growth of deposits and the quality of deposits as a funding source. The net interest margin excluding the negative impact of non-performing assets is a measure used by management to evaluate the net interest margin excluding the adverse impact of non-performing assets and interest charge-offs. Pre-tax, pre-credit costs income is a measure used by management to evaluate core operating results exclusive of credit costs as well as certain non-core income/expenses such as gain from sale of Visa shares, goodwill impairment charges, and restructuring charges. Fundamental non-interest expense is a measure utilized by management to measure the success of expense management initiatives focused on reducing recurring controllable operating costs. These non-GAAP financial measures should not be considered as a substitute for operating results determined in accordance with GAAP and may not be comparable to other similarly titled measures of other companies. The computations of the non-GAAP financial measures used in this slide presentation are set forth in the Appendix to this slide presentation.

Financial Results Summary

- 4Q10 net loss available to common shareholders of $180 million, compared to $196 million for 3Q10 (36% improvement from 4Q09)
  - 4Q10 net loss per common share of $0.23 compared to $0.25 the previous quarter
- For the year, net loss available to common shareholders of $848 million, a 43% improvement from a year ago
- Credit trends continued to track in positive direction
  - Disposed of $573 million in distressed assets
  - $127 million in loans held-for-sale at December 31, 2010 compared to $50 million at September 30, 2010
  - NPAs, NPL inflows, and delinquencies all declined during 4Q10
  - Charge-offs of $385 million include $225 million from loan sales and transfers to loans held-for-sale
  - Total credit costs during 4Q10 were $282 million compared to $301 million in 3Q10 (sixth consecutive quarterly decline; lowest level in two years)

Financial Results Summary, continued

- Loan portfolio shrinkage from net pay downs* continued to moderate during 4Q10
  - Decline in loans outstanding from net pay downs* was approximately $80 million compared to approximately $320 million for 3Q10
  - Loans outstanding decreased $995 million from 3Q10
- Continued improvement in deposit mix through planned reduction in time deposits and targeted growth in lower cost funding
  - Total core deposits** decreased $339 million or 6.2% annualized vs. 3Q10 as we continued to shift deposit mix out of CDs
  - Core CDs declined $571 million or 35.3% annualized vs. prior quarter
  - Core deposits (excluding time deposits)** increased 6.1% annualized vs. 3Q10
  - DDAs grew $50 million or 4.7% annualized vs. 3Q10 and $126 million or 3.0% vs. a year ago
- Net interest margin expanded 4 b.p.s to 3.37%
- Capital position remains strong

* Net pay downs exclude the impact of loan sales, transfers to loans held for sale, charge offs, and foreclosures
** Non-GAAP financial measure; see appendix

Financial Results

Income Statement Quarterly Comparison

(in thousands, except per share data)

	4Q10	3Q10	4Q09
Net Interest Income	$241,967	245,460	255,831
Non-interest Income	79,890	81,764	136,847
Non-interest Expense	229,006	269,011	249,493
Provision for losses on loans	252,401	239,020	387,114
Loss from continuing operations before income taxes	(159,550)	(180,807)	(243,929)
Income tax expense	5,884	360	25,518
Loss from continuing operations	(165,434)	(181,167)	(269,447)
Income from discontinued operations, net of income taxes	–	–	889
Net loss	(165,434)	(181,167)	(268,558)
Net income (loss) attributable to non-controlling interest	134	277	(1)
Net loss attributable to controlling interest	(165,568)	(181,444)	(268,557)
Dividends and accretion of discount on preferred stock	14,430	14,394	14,291
Net loss attributable to common shareholders	(179,998)	(195,838)	(282,848)
Average common shares outstanding	785,122	784,916	486,104
Net loss per common share	($0.23)	(0.25)	(0.58)

Loans Outstanding

(in billions)

Year-over-Year (down 15.0% or $ 3.80 billion)

- CRE (22.0%)
  - Investment Properties (14.2%)
  - 1-4 Family Properties (36.6%)
  - Land Acquisition (20.3%)
- C&I (11.3%)
- Retail (6.2%)

Linked Quarter* (down 17.5% or $995.3 million)

- CRE (34.5%)
  - Investment Properties (22.7%)
  - 1-4 Family Properties (53.8%)
  - Land Acquisition (46.8%)
- C&I (5.3%)
- Retail (7.0%)

*Annualized


$26
$21
$16
$10
$5
$0
$4.2
$10.7
$10.5
$4.1
$10.2
$10.2
$4.1
$9.6
$9.7
$4.0
$9.2
$9.4
$4.0
$8.3
$9.3
4Q09
1Q10
2Q10
3Q10
4Q10
C&I
CRE
Retail

4Q10 loan decline (excluding the impact of loan sales, transfers to loans held-for-sale, charge-offs, and foreclosures) was approximately $80 million

Deposits-Targeting the Right Mix

(in millions)


Core Deposits*
$24,000
$19,200
$14,400
$9,600
$4,800
$0
$22,394
$21,687
$21,348
$6,401
$5,552
$5,220
$1,860
$1,403
$691
$9,960
$10,484
$11,139
$4,173
$4,248
$4,298
4Q09
3Q10
4Q10
Time Deposits**
Shared Deposits
Other Interest Bearing Deposits**
Non-interest-bearing Deposits (DDA)

- Focusing on the mix- continuing to pursue lower cost core funding
  - Linked quarter core deposit* decline driven by time deposits (including Shared Deposits)
  - Total core deposits (excluding time deposits)* grew 6.1% annualized from 3Q10 and increased 4.3% over the same period a year ago
- Total deposits of $24.5 billion down $736 million from 3Q10
  - Linked quarter decline in total deposits led by planned run-off in national market brokered deposits

* Core deposits represent total deposits less national market brokered deposits Non-GAAP financial measure; see appendix

** Excludes Shared Deposits and national market brokered deposits

Core Funding

(in billions)

- Loans funded by core deposits* have increased (since December 2009) from 88% to 99%


$26
$25
$24
$24
$23
$22
$21
$25.4
$24.4
$23.3
$22.6
$21.6
$22.4
$22.5
$22.1
$21.7
$21.3
4Q09
1Q10
2Q10
3Q10
4Q10
Loans
Core Deposits

* Non-GAAP financial measures; see appendix

Net Interest Margin

4Q10 vs. 3Q10 Key Margin Drivers:

- Continued focus on reducing funding costs (down 10 b.p.s) driven by downward re-pricing of maturing time deposits, declines in money market rates, and deposit mix improvement
- Earning asset yields (down 6 b.p.s) primarily due to negative impact of current interest rate environment on realized investment yields



Net Interest Margin Trend
3.8%
3.6%
3.4%
3.2%
3.0%
3.63%
3.77%
3.67%
3.63%
3.69%
3.25%
3.39%
3.34%
3.33%
3.37%
4Q09
1Q10
2Q10
3Q10
4Q10
Actual
Excluding negative impact of non-performing assets*



(in millions)
Net Interest Income
$260
$208
$156
$104
$52
$0
$255.8
$248.9
$250.0
$245.5
$242.0
4Q09
1Q10
2Q10
3Q10
4Q10

* Non-GAAP financial measures; see appendix

Fee Income
(in thousands)


$84,947*
$81,764
$79,890
$85,000
$68,000
$51,000
$34,000
$17,000
$0
$29,651
$26,711
$24,248
$9,521
$10,674
$11,431
$11,455
$10,408
$11,039
$7,572
$10,163
$11,039
$7,035
$6,736
$8,750
$19,713
$17,072
$13,383
4Q09
3Q10
4Q10
Service Charges on Deposit Accounts
Bankcard Fees
Fiduciary and Asset Management Fees
Mortgage Banking Income
Brokerage and Investment Banking Income
Other

4Q10 vs. 3Q10 Key Drivers:

- Service charges on deposits down $2.5 million or 9.2%
  - NSF fees down $1.4 million or 9.5%
    - The impact of Reg E was $3.3 million compared to $1.9 million for 3Q10
- Private equity investment gains decrease of $2.0 million offset by brokerage revenue growth of $2.0 million

* Excludes $51.9 million gain on sale of Visa shares recorded in 4Q09

Pre-tax, Pre-credit Costs Income**

(dollars in millions)


$150
$140
$130
$120
$110
$100
$144
$119
$119
$123
$117
4Q09
1Q10
2Q10
3Q10
4Q10

4Q10 vs. 3Q10 Key Drivers:
(in millions)
-net interest income ↓$3.5
-non-interest income ↓$1.9
-non-interest expense ↑$1.0

	4Q09	1Q10	2Q10	3Q10	4Q10
Loss from continuing operations before income taxes	(244)	(275)	(234)	(181)	(160)
Subtract: Gain from sale of Visa shares	(52)	–	–	–	–
Add: Provision for losses on loans	387	341	299	239	252
Add: Other credit costs*	40	53	54	62	30
Subtract: Gain on curtailment of post-retirement defined benefit plan	–	–	–	–	(7)
Add: Goodwill impairment	15	–	–	–	–
Subtract: Net litigation contingency recovery	(2)	–	–	–	–
Add:(Subtract): Restructuring charges	–	–	–	3	2
Pre-tax, pre-credit costs income	**144**	**119**	**119**	**123**	**117**
Pre-tax, pre-credit costs income/risk-weighted assets	**2.2**	**1.9**	**1.9**	**2.1**	**2.1**[1]

* Other credit costs consist primarily of losses on ORE, reserve for unfunded commitments, and charges related to other loans held for sale
** Non-GAAP financial measures; see appendix

(1) Preliminary

Capital Ratios

	4Q09	1Q10	2Q10	3Q10	4Q10
Tier 1 Capital Ratio	10.16%	9.68	13.36	13.06	12.79 (2)
Tier 1 Common Equity Ratio	6.66	6.03	9.52	9.07	8.63 (2)
Total Risk-based Capital Ratio	13.58	13.03	16.91	16.70	16.51 (2)
Tangible Common Equity/Tangible Assets Ratio (1)*	5.74	5.08	7.58	7.26	6.73
Leverage Ratio	8.12%	7.68	10.12	9.80	9.44 (2)

(1) Excludes the carrying value of goodwill and other intangible assets from shareholders' equity and total assets
(2) Preliminary
*Non-GAAP financial measures; see appendix

SYNOVUS

Credit Update

Credit Quality Trends

(dollars in millions)

Provision Expense


364
290
632
497
387
341
299
239
252
Down 59% from peak in 2Q09
4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10

Allowance for Loan Losses


2.14% 598.3
2.32% 642.4
3.33% 918.7
3.49% 918.5
3.72% 943.7
3.97% 968.7
3.58% 834.5
3.70% 836.4
3.26% 703.5
4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10

Net Charge-Offs


3.25% 229.4
3.53% 246.3
5.09% 355.2
7.33% 496.8
5.58% 361.9
5.05% 316.0
7.21% 433.1
4.12% 237.2
6.93% 385.2
4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10

Past Due Trends


1.30% 362.5 0.14%
2.12% 587.0 0.11%
1.20% 331.7 0.11%
1.35% 356.5 0.17%
1.03% 262.4 0.08%
1.21% 294.8 0.15%
1.06% 246.6 0.09%
1.12% 253.7 0.11%
0.82% 176.8 0.08%
4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10
Total Past Dues
Past Dues >= 90 Days

Allowance for Loan Losses

(dollars in millions)

- Coverage ratio (ALLL to NPLs*) improved from the prior quarter to 193%
- Analysis of Provision Expense to NCOs over a three-year period shows large building of reserves during periods of deteriorating credit quality. Credit trends continue to head in a positive direction.

Allowance for Loan Losses to NPL's*


200%
165%
130%
95%
98%
113%
125%
124%
129%
191%
178%
193%
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10

* Excludes non-performing loans for which the expected loss has been charged off

Net Charge-offs and Provision Expense Trends


$632
$556
$480
$404
$329
$253
$177
$101
$25
$91
$94
$151
$364
$290
$632
$497
$387
$341
$299
$239
$252
$64
$71
$105
$229
$246
$355
$497
$362
$316
$433
$237
$385
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
Provision Expense
Net Charge-offs

Asset Disposition Activity

(dollars in millions)


339
331
271
206
172
573
46%
51%
43%
34%
39%
46%
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
Book Balance of Dispositions
Realization Rate as % Unpaid Balance at Default

Non-Performing Assets - Continued Progress

(dollars in millions)


Non-Performing Asset Trends
Down 31% from peak in 1Q10
4.15%
1,170
6.15%
1,725
6.17%
1,718
6.58%
1,747
7.14%
1,831
7.46%
1,843
6.66%
1,573
6.81%
1,556
5.83%
1,280
4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10


New NPL Inflows
Down 69% from peak in 1Q09
576
939
765
756
661
531
339
422
295
4Q08 1Q09 2Q09 3Q09 4Q09 1Q10 2Q10 3Q10 4Q10

Allowance and Cumulative Write-Downs on NPAs

	2Q10	3Q10	4Q10
Non-performing loans	$1,310	$1,294	$892
Allowance for loan losses on non-performing loans	204	173	67
Cumulative write-downs LTD	732	793	618
Total allowance and write-downs on NPLs	**$936**	**$967**	**$685**
Allowance and cumulative write-downs on non-performing loans	**45.8%**	**46.3%**	**45.3%**
ORE and impaired loans held for sale cumulative write-downs and valuation reserves	59.0%	59.7%	57.1%
Total allowance and cumulative write-downs on NPAs	**48.9%**	**49.5%**	**46.9%**

Troubled Debt Restructurings

(dollars in millions)

Total Accruing TDRs: $464 million
as of 12/31/10



Retail
1%
Investment Properties
39%
C&I
33%
Residential Properties
12%
Land Acquisition
15%

Total TDR Trends



671
260
411
611
349
262
646
410
236
572
464
108
1Q10
2Q10
3Q10
4Q10
Accruing TDRs
Non-Accruing TDRs

- Any concession to customers experiencing financial difficulty results in a TDR classification
- 72% of TDRs are in Investment Real Estate and C&I
- Less than 1% of Accruing TDRs are Past Due

Potential Problem Loans

(dollars in millions)



1,320
1,443
1,709
1,871
1,436
Down 23% from 3Q10
4Q09
1Q10
2Q10
3Q10
4Q10

*Potential problem loans consists of Substandard Accruing loans, less 90-day Past Due and Accruing TDRs that are Substandard Accruing

Investment Properties Portfolio

(dollars in millions)

Total Investment Properties: $5.1 billion as of 12/31/10


Other Investment Property 10%
Multi-Family 17%
Warehouses 10%
Hotels 17%
Commercial Development 8%
Shopping Centers 21%
Office Buildings 17%

Investment Property Portfolio as of 12/31/10

	Outstanding Balance	New NPL Inflows	NPL Ratio	30+ DPD Ratio	4Q10 Net Charge-Offs*
Multi-Family	$867	$21	2.45%	0.06%	2.50%
Hotels	$866	$5	0.47%	0.26%	2.24%
Office Buildings	$843	$10	1.86%	0.66%	3.33%
Shopping Centers	$1,078	$5	1.74%	0.62%	9.10%
Warehouses	$528	$5	1.00%	0.24%	2.63%
Other Investment Property	$496	$2	1.70%	0.54%	2.59%
Commercial Development	$381	$4	9.45%	0.85%	11.14%
Total Investment Properties:	$5,059	$51	2.16%	0.45%	4.69%

*Annualized

- Total NPLs down 30% from 3Q10
- NPL Inflows down 27% from 3Q10
- Past dues at lowest level since 2Q07

Residential C&D and Land Acquisition Portfolio

(dollars in millions)

Performing Residential C&D and Land Acquisition Portfolios



$6,000
$4,500
$3,000
$1,500
$0
$5,875
$4,705
$2,791
$1,768
decline of 70% from peak
Atlanta - decline of 80% from peak
$1,810
$1,286
$515
$354
4Q07
4Q08
4Q09
4Q10
Remaining Portfolio
Atlanta

- The Residential C&D and Land portfolios comprise 48% of total NPLs, of which 39% are in Atlanta.
- Performing Res. C&D and Land Acq. Portfolio has decreased by 70%, from $5.9B to $1.8B since 4Q07:
  - 4Q07 - portfolio represented 22% of total loans
    - Atlanta comprised 7%
  - 4Q10 - portfolio represents less than 9% of total loans
    - Atlanta comprises less than 2%

Performing Residential C&D and Land as of 12/31/10



Florida 12%
Atlanta 20%
Alabama 15%
Tennessee 1%
South Carolina 20%
Other Georgia 32%

Key Credit Metrics as of 12/31/10

	Total O/S Bal*	NPL Ratio	30+ DPD	4Q10 Chg-Off %**
1-4 Family Construction	$332	17.2%	2.61%	16.87%
Residential Land Dev.	$643	25.6%	0.94%	56.88%
Land Acquisition	$1,219	16.8%	1.27%	20.85%
Total Res. C&D & Land	**$2,194**	**19.4%**	**1.38%**	**31.99%**
1-4 Investment Mortgage	$1,128	6.7%	1.55%	7.71%

*includes accruing and non-accruing loans

**annualized

C&I Portfolio

(dollars in millions)

Diverse Industry Exposure

as of 12/31/10


2.4%
2.7%
2.3%
9.5%
10.6%
8.7%
5.7%
8.2%
9.6%
9.2%
7.8%
6.3%
6.8%
5.1%
5.0%
Health Care
Finance/Insurance
R/E Leasing
Retail Trade
Wholesale Trade
Professional, Scientific, Technical Svcs.
Ag, Forestry, Fishing
All Other
Manufacturing
Construction
Other Services
R/E Other
Accommodation & Food Svcs.
Transportation & Warehousing
Educational Svcs.

C&I Portfolio as of 12/31/10

	O/S Balance	NPL Ratio	30+ DPD Ratio	4Q10 Chg-Off Ratio*
Commercial, Financial & Agricultural	$5,268	2.87%	0.69%	4.92%
Owner Occupied R/E	$3,997	1.51%	0.46%	1.99%
Total C&I Loans	**$9,265**	**2.28%**	**0.59%**	**3.63%**

* Annualized

- NPL Inflows of $74 million, down 42% from 3Q10
- Past Dues remained well below 1%
- C&I Portfolio credit fundamentals remained stable

Retail Portfolio

(dollars in millions)

Total Retail Loans: $4 billion

as of 12/31/10



Florida 12%
Atlanta 10%
Alabama 18%
Tennessee 8%
South Carolina 14%
Other Georgia 37%

Retail Portfolio as of 12/31/10

	Outstanding Balance	NPL Ratio	30+ DPD Ratio	4Q10 Net Charge-Offs*
Home Equity Lines	$1,648	1.08%	0.87%	1.88%
Consumer Mortgage	$1,475	3.07%	1.64%	2.64%
Small Business	$229	1.21%	1.11%	1.04%
Credit Card	$285	0.00%	2.64%	4.73%
Other Consumer Loans	$313	0.83%	1.15%	2.17%
Total Retail Loans	$3,951	1.73%	1.32%	2.34%

* Annualized

Credit metrics remained stable within Retail portfolio

Closing Comments

2010 Strategic Highlights

- Completed public offering for net proceeds of $1.1 billion
- Simplified regulatory oversight, improved capital efficiency, enhanced risk management, and increased opportunities for efficiency by consolidating 30 separate bank charters into one charter
- Updated the three-year strategic plan which outlines initiatives to increase revenue while decreasing costs and enhance the customer experience by streamlining processes
- Disposed of $1.2 billion in distressed assets
  - NPAs down 30.5% from peak in 1Q10

Efficiency and Growth Initiatives

Efficiency

- Efficiency initiatives expected to generate $75 million in expense savings in 2011 ($100 million in 2012)
- Savings will be achieved primarily through reduction of 850 positions across the five-state footprint
- Savings will also be realized through closing of 39 branches

Projected FTE Through 2Q11

Large majority of eliminations to occur during 1Q-2Q11


6,385
6,109
5,650*
5,275*
4Q09
4Q10
1Q11
2Q11

* projected

Growth

- Have taken major steps to accelerate commercial banking efforts to drive balance sheet and revenue growth
  - Enhancing the Large Corporate Banking Initiative
  - Investing in tools, products, and services
  - Reshaping and improving service delivery

Appendix

Non-interest Income

(dollars in thousands)

	4Q09	3Q10	4Q10	4Q10 vs. 3Q10 % Change	4Q10 vs. 4Q09 % Change
Service Charges on Deposit Accounts	$29,651	26,711	24,248	(9.2%)	(18.2)
Fiduciary and Asset Management Fees	11,455	10,408	11,039	6.1	(3.6)
Brokerage and Investment Banking Income	7,035	6,736	8,750	29.9	24.4
Mortgage Banking Income	7,572	10,163	11,039	8.6	45.8
Bankcard Fees	9,521	10,674	11,431	7.1	20.1
Investment Securities Gains (Losses)	(663)	(612)	(228)	62.7	65.6
Other Fee Income	7,055	5,440	4,757	(12.6)	(32.6)
Increase in Fair Value of Private Equity Investments, Net	142	3,521	1,500	(57.4)	nm
Gain on Sale of Visa Shares	51,900	–	–	nm	nm
Other Non-interest Income	13,179	8,723	7,354	(15.7)	(44.2)
Total Non-interest Income	**$136,847**	**81,764**	**79,890**	**(2.3%)**	**(41.6)**

Non-interest Expense

(dollars in thousands)

	4Q09	3Q10	4Q10	4Q10 vs. 3Q10 % Change	4Q10 vs. 4Q09 % Change
Salaries and Other Personnel Expense	$100,575	105,933	104,744	(1.1%)	4.1
Net Occupancy and Equipment Expense	29,861	31,311	30,169	(3.6)	1.0
FDIC Insurance and Other Regulatory Fees	17,913	16,179	16,686	3.1	(6.8)
Foreclosed Real Estate Expense	34,098	50,889	20,793	(59.1)	(39.0)
Other Credit Costs	6,561	10,980	8,511	(22.5)	29.7
Net Litigation Contingency Recovery	(2,374)	–	–	nm	nm
Goodwill Impairment	14,849	–	–	nm	nm
Professional Fees	10,397	12,424	12,154	(2.2)	16.9
Data Processing Expense	11,615	11,116	12,355	11.1	6.4
Restructuring Charges	(347)	3,420	2,118	(38.1)	nm
Gain on Curtailment of Post-retirement Defined Benefit Plan	–	–	(7,092)	nm	nm
Other Operating Expenses	26,345	26,758	28,567	6.8	8.4
Total Non-interest Expense	**$249,493**	**269,011**	**229,006**	**(14.9%)**	**(8.2)**
Fundamental Non-interest Expense*	**$180,030**	**188,229**	**189,202**	**0.5%**	**5.1**

* Excluding gain on curtailment of post-retirement defined benefit plan, net litigation recovery, restructuring charges, credit costs, and FDIC insurance
Non-GAAP financial measures; see appendix

New NPL Inflows by Portfolio Type

(in millions)

	4Q09	1Q10	2Q10	3Q10	4Q10
Investment Properties	$144	147	42	70	51
Residential Properties (non-Atlanta)	162	127	109	116	84
Land Acquisition (non-Atlanta)	47	64	48	30	41
Residential Properties / Land (Atlanta)	110	65	37	42	16
Commercial and Industrial	160	94	74	127	74
Retail	39	34	29	38	28
Total	**$661**	**531**	**339**	**422**	**295**

New NPL Inflows by Geography

(in millions)

	4Q09	1Q10	2Q10	3Q10	4Q10
Alabama	$26	24	25	30	41
Florida	67	102	49	69	65
Georgia (not incl. Atlanta)	226	155	91	109	73
Atlanta	197	107	71	87	49
South Carolina	124	118	94	95	61
Tennessee	22	25	9	32	6
Total	**$661**	**531**	**339**	**422**	**295**

NPA Activity

(in millions)

	4Q09	1Q10	2Q10	3Q10	4Q10
Beginning NPAs	$1,747	1,831	1,843	1,573	1,556
+ Additions	661	531	339	422	295
- Upgrade to Accrual	(30)	(8)	(11)	(5)	(6)
- Payments/Proceeds on NPA Sales	(181)	(198)	(184)	(193)	(307)
- Charge-Offs on NPLs	(349)	(287)	(373)	(193)	(244)
- ORE Write-downs/Losses	(16)	(26)	(41)	(48)	(14)
Ending NPAs	$1,831	1,843	1,573	1,556	1,280

Charge-offs by Type

(dollars in millions, percentages annualized)

	3Q10		4Q10	
Investment Properties	$42.8	3.14%	$62.0	4.69%
1-4 Family Properties	68.9	10.87	146.3	25.70
Land for Future Development	50.0	14.12	68.9	20.85
Total CRE	**161.6**	**6.88**	**277.2**	**12.48**
Commercial and Industrial	48.4	2.02	84.6	3.63
Retail	27.2	2.67	23.5	2.34
Total Net Charge-offs	**$237.2**	**4.12%**	**$385.2**	**6.93%**

Past Dues by Portfolio Type

(dollars in millions)

	Outstanding Balance 4Q10	30-Days + Past Due 4Q10	30-Days + Past Due 3Q10
Investment Properties	$5,059	0.45%	0.97
Residential Properties	2,103	1.53	1.37
1-4 Family Construction	332	2.61	2.11
1-4 Family Perm/Mini-Perm	1,128	1.55	1.37
Residential Development	643	0.94	1.01
Land for Future Development	1,219	1.27	1.66
Commercial and Industrial	9,265	0.59	0.84
Retail	3,951	1.32	1.67
Total*	**$21,586**	**0.82%**	**1.12**

* Includes unearned income

Non-GAAP Financial Measures

(dollars in millions)

The following tables illustrate the method of calculating the non-GAAP financial measures used in this slide presentation.

	4Q09	1Q10	2Q10	3Q10	4Q10
Total Risk-weighted Assets	$26,782	25,767	24,604	23,677	22,749 [(1)]
Loss from continuing operations before income taxes	(244)	(275)	(234)	(181)	(160)
Subtract: Gain from sale of Visa shares	(52)	–	–	–	–
Add: Provision for losses on loans	387	341	299	239	252
Add: Other Credit Costs*	40	53	54	62	30
Add: Goodwill Impairment	15	–	–	–	–
Add: Restructuring Charges	–	–	–	3	2
Subtract: Net Litigation Contingency Recovery	(2)	–	–	–	–
Subtract: Gain on Curtailment of Post-retirement Defined Benefit Plan	–	–	–	–	(7)
Pre-tax, Pre-credit costs Income	**144**	**119**	**119**	**123**	**117**
Pre-tax, Pre-credit costs Income / RWA**	**2.2%**	**1.9**	**1.9**	**2.1**	**2.1** [(1)]

* Other credit costs consist primarily of losses on ORE, reserve for unfunded commitments, and charges related to other loans held for sale
** Annualized
(1) Preliminary

Non-GAAP Financial Measures

(dollars in millions)

	4Q09	1Q10	2Q10	3Q10	4Q10
Total non-interest expense	$250	253	259	269	229
Other credit costs (1)	(40)	(53)	(54)	(62)	(30)
Restructuring charges	–	–	–	(3)	(2)
Gain on curtailment of post-retirement defined benefit plan	–	–	–	–	7
Net litigation contingency recovery	2	–	–	–	–
Goodwill impairment	(15)	–	–	–	–
Non-interest expense excluding credit costs and other non-recurring items	**197**	**200**	**205**	**204**	**204**
FDIC insurance expense	(17)	(17)	(18)	(16)	(15)
Fundamental non-interest expense (2)	**180**	**183**	**187**	**188**	**189**
Average earning assets (3)	**31,403**	**29,817**	**30,134**	**29,398**	**28,660**
Net interest income (taxable equivalent)	257	250	251	245	242
Add: Negative impact of non-performing assets on net interest income (4)	30	28	24	22	23
Net interest income (taxable equivalent) excluding the negative impact of non-performing assets	**287**	**278**	**275**	**267**	**265**
Net interest margin	**3.25%**	**3.39**	**3.34**	**3.33**	**3.37**
Negative impact of non-performing assets	**0.38**	**0.38**	**0.33**	**0.30**	**0.32**
Net interest margin excluding negative impact of non-performing assets	**3.63%**	**3.77**	**3.67**	**3.63**	**3.69**

(1) Other credit costs consist primarily of losses on ORE, reserve for unfunded commitments, and charges related to other loans held for sale
(2) Also referred to as core expenses
(3) Quarterly average balance
(4) Represents pro forma interest income on non-performing loans at current commercial loan portfolio yield, carrying cost of ORE, and net interest charge-offs on loans recognized during the quarter

Non-GAAP Financial Measures

(dollars in millions)

	4Q09	1Q10	2Q10	3Q10	4Q10
Total deposits	$27,433	27,180	26,258	25,236	24,500
National market brokered deposits	(5,039)	(4,642)	(4,176)	(3,549)	(3,152)
Core deposits	**$22,394**	**22,538**	**22,082**	**21,687**	**21,348**
Time deposits	($7,598)	(7,384)	(6,971)	(6,482)	(5,911)
Core deposits excluding time deposits	**$14,796**	**15,154**	**15,111**	**15,205**	**15,437**

	4Q09	1Q10	2Q10	3Q10	4Q10
Total assets	$32,831	32,439	32,382	30,955	30,093
Goodwill	(24)	(24)	(24)	(24)	(24)
Other intangible assets, net	(17)	(16)	(15)	(14)	(13)
Tangible assets	32,790	32,399	32,343	30,917	30,056
Total shareholders' equity	2,851	2,616	3,424	3,216	2,998
Goodwill	(24)	(24)	(24)	(24)	(24)
Other intangible assets, net	(17)	(16)	(15)	(14)	(13)
Cumulative perpetual preferred stock	(928)	(930)	(933)	(935)	(937)
Tangible common equity	1,882	1,646	2,452	2,243	2,024
Tangible common equity to tangible assets	**5.74%**	**5.08**	**7.58**	**7.26**	**6.73**